EXHIBIT 10.16
          JOINDER AGREEMENT, dated as of October 20, 2006 (this “Joinder Agreement”), to the Intercreditor Agreement dated as of August 23, 2006 (the “Intercreditor Agreement”) by and among THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Collateral Agent (and together with its successors and assigns in such capacity, the “Administrative Agent” or the “First Priority Agent”). THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent (and together with its successors and assigns in such capacities, the “Trustee” or the “Second Priority Agent”), BROADVIEW NETWORKS HOLDINGS, INC., a Delaware corporation (the “Company”), and its Subsidiaries party hereto.
W I T N E S S E T H
     A. Reference is made to the Credit Agreement, dated as of August 23, 2006, among the Company and several subsidiaries of the Company, the Lenders party thereto and The CIT Group/Business Credit, Inc. as Administrative Agent and Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     B. On June 26, 2006, the Company acquired the shares of capital stock of ATX Communications, Inc. pursuant to a stock purchase agreement among the Company, ATX Communications, Inc., its shareholders and the other parties listed therein. Each of ATX Communications, Inc. and its Subsidiaries listed on the signature pages hereto (together the the “New Subsidiaries”) has become (i) a “Guarantor” for purposes of the Credit Agreement and a “Grantor” for purposes of the Collateral Agreement and (ii) a “Guarantor” for purposes of the Senior Secured Notes Indenture and a “Grantor” for purposes of the Security Agreement (as that term is defined in such Indenture), and each of the New Subsidiaries desires to become a party to the Intercreditor Agreement.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intercreditor Agreement.
     Accordingly, the First Priority Agent, the Second Priority Agent and the New Subsidiaries agree as follows:
          SECTION 1. Each New Subsidiary by its signature below joins in the execution of, and becomes a Grantor under, the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that any representations and warranties made by it as a Grantor thereunder are true and correct, in all material respects, on and as of the date hereof. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Subsidiaries. The Intercreditor Agreement is hereby incorporated herein by reference.
          SECTION 2. Each New Subsidiary represents and warrants to the First Priority Agent and to the Second Priority Agent that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity

(regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
          SECTION 3. This Joinder Agreement may be executed in two or more counterparts (including by facsimile), each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Joinder Agreement shall become effective when the First Priority Agent and the Second Priority Agent shall have received a counterpart hereof that bears the signatures of the New Subsidiaries.
          SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
          SECTION 5. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. In the event that any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired thereby.
          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Intercreditor Agreement.
          SECTION 8. The New Subsidiaries agree to reimburse the First Priority Agent and the Second Priority Agent for their reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, disbursements and other charges of counsel for the First Priority Agent and the Second Priority Agent
[Remainder of Page Intentionally Left Blank.]

Joinder to Intercreditor Agreement
     IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder Agreement as of the day and year first above written.

FIRST PRIORITY AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC., as
First Priority Agent

By:	/s/ Cyntra A. Trani

Name: Cyntra A. Trani
Title: Senior Vice President

Address:
11 West Forty-second Street
New York, New York 10038
Attention: Portfolio Manager

SECOND PRIORITY AGENT:

THE BANK OF NEW YORK, as Trustee,
Collateral Agent and Second Priority Agent

By:	/s/ Geovanni Barris

Name: Geovanni Barris
Title: Vice President

Address:
101 Barclay Street, 8W
New York, New York 10286
Facsimile no.: 212 815 5131
Attention: Geovanni Barris

Joinder to Intercreditor Agreement

ATX COMMUNICATIONS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CORECOMM-ATX, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

ATX LICENSING, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

Joinder to Intercreditor Agreement

ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CORECOMM SERVICES, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CORECOMM COMMUNICATIONS, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

Joinder to Intercreditor Agreement

CORECOMM NEWCO, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

FCC HOLDCO I, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CORECOMM- VOYAGER, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CORECOMM INTERNET GROUP, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

Joinder to Intercreditor Agreement

VOYAGER INFORMATION NETWORKS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL ILLINOIS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL INDIANA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

Joinder to Intercreditor Agreement

CCL HISTORICAL MARYLAND, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL MASSACHUSETTS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL MICHIGAN, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd. King of Prussia, PA 19406

CCL HISTORICAL MISSOURI, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

Joinder to Intercreditor Agreement

CCL HISTORICAL NEW JERSEY, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL NEW YORK, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL OHIO, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL PENNSYLVANIA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

Joinder to Intercreditor Agreement

CCL HISTORICAL RHODE ISLAND, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL VERMONT, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL HISTORICAL WEST VIRGINIA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

CORTELYOU COMMUNICATIONS CORP.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Address:
2100 Renaissance Blvd.
King of Prussia, PA 19406

SCHEDULE 6.1(a)
Jurisdictions of Organization and Qualification

Name of Obligor/Chief Executive Office and Principal	Jurisdiction
Place of Business	of Organization
Broadview Networks Holdings, Inc.	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

Broadview Networks, Inc.	New York
800 Westchester Ave.
Rye Brook, NY 10573

BV-BC Acquisition Corporation	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

Broadview NP Acquisition Corp.	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

Open Support Systems LLC	Connecticut
800 Westchester Ave.
Rye Brook, NY 10573

Broadview Networks of Virginia, Inc.	Virginia
800 Westchester Ave.
Rye Brook, NY 10573

Broadview Networks of Massachusetts, Inc.	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

BridgeCom Holdings, Inc.	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

BridgeCom International, Inc.	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

BridgeCom Solutions Group, Inc.	Delaware
800 Westchester Ave.
Rye Brook, NY 10573

TruCom Corporation	New York
800 Westchester Ave.
Rye Brook, NY 10573

ATX Communications, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CoreComm-ATX, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

ATX Licensing, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

ATX Telecommunication Services of Virginia, LLC	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CoreComm Services, LLC	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

Name of Obligor/Chief Executive Office and Principal	Jurisdiction
Place of Business	of Organization
CoreComm Communications, LLC	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CoreComm Newco, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

FCC Holdco I, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CoreComm-Voyager, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CoreComm Internet Group, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

Voyager Information Networks, Inc.	Michigan
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Illinois, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Indiana, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Maryland, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Massachusetts, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Michigan, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Missouri, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical New Jersey, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical New York, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Ohio, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Rhode Island, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Vermont, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

Name of Obligor/Chief Executive Office and Principal	Jurisdiction
Place of Business	of Organization
CCL Historical West Virginia, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

CCL Historical Pennsylvania, Inc.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

Cortelyou Communications Corp.	Delaware
2100 Renaissance Blvd.
King of Prussia, PA 19406

Foreign Jurisdictions Qualified to
Entity	Incorporated	do Business
Broadview Networks Holdings, Inc.	Delaware	New York

Broadview Networks, Inc.	New York	California
Connecticut
Delaware
Florida
Georgia
Illinois
Maine
Maryland
Massachusetts
Michigan
New Hampshire
New Jersey
North Carolina
Ohio
Pennsylvania
Rhode Island
Texas
Washington D.C.
West Virginia

Broadview NP Acquisition Corp.	Delaware	Colorado
Connecticut
Delaware
Florida
Georgia
Illinois
Indiana
Iowa
Maine
Maryland
Massachusetts
Michigan
Montana
Nevada
New Hampshire
New Jersey
New York
North Carolina
Ohio
Pennsylvania
Rhode Island
Vermont
Washington D.C.
West Virginia

Open Support Systems LLC	Connecticut	New York

Broadview Networks of Massachusetts, Inc.	Delaware

Broadview Networks of Virginia, Inc.	Virginia

Foreign Jurisdictions Qualified to
Entity	Incorporated	do Business
BV-BC Acquisition Corp.	Delaware

BridgeCom Holdings, Inc.	Delaware	New York

BridgeCom International, Inc.	Delaware	Arkansas
California
Connecticut
Florida
Georgia
Iowa
Kansas
Maine
Massachusetts
Michigan
New Jersey
New York
North Carolina
Ohio
Pennsylvania
Rhode Island
Texas
Washington

BridgeCom Solutions Group	Delaware	New York

TruCom Corporation	New York	New Jersey

ATX Communications, Inc.	Delaware

CoreComm-ATX, Inc.	Delaware	Pennsylvania
New Jersey
Maryland
District of Columbia

ATX Licensing, Inc.	Delaware	Pennsylvania
New Jersey
Maryland
District of Columbia

ATX Telecommunication Services	Delaware
of Virginia, LLC

CoreComm Services, LLC	Delaware	Pennsylvania
New Jersey
Maryland
District of Columbia

CoreComm Communications, LLC	Delaware

CCL Historical, Inc.	Delaware

CoreComm Newco, Inc.	Delaware

FCC Holdco I, Inc.	Delaware

CoreComm-Voyager, Inc.	Delaware

CoreComm Internet Group, Inc.	Delaware

Voyager Information Networks, Inc.	Michigan

Foreign Jurisdictions Qualified to
Entity	Incorporated	do Business
CCL Historical Illinois, Inc.	Delaware

CCL Historical Indiana, Inc.	Delaware

CCL Historical Maryland, Inc.	Delaware

CCL Historical Massachussets, Inc.	Delaware

CCL Historical Michigan, Inc.	Delaware

CCL Historical Missouri, Inc.	Delaware

CCL Historical New Jersey, Inc.	Delaware

CCL Historical New York, Inc.	Delaware

CCL Historical Ohio, Inc.	Delaware

CCL Historical Rhode Island, Inc.	Delaware

CCL Historical Vermont, Inc.	Delaware

CCL Historical West Virginia, Inc.	Delaware

CCL Historical Pennsylvania, Inc.	Delaware

Cortelyou Communications Corp.	Delaware

SCHEDULE 6.1(b)
Subsidiaries and Capitalization

SCHEDULE 6.1(f)
Tax
Tax audits
As of 8/21/06

Period
Bridgecom International, Inc.
NYC UXS	2004 & 2005
Florida Communications Tax	2002 - 2005
IRS	2003

Broadview Networks, Inc.
NYS Sales Tax	various
NYS 184/186	2001 & 2002
Federal Excise	various

Broadview Networks Holdings, Inc.
NYS Sales Tax	1999-2005

Broadview NP Acquisition Corp.
NYC UXS	2002 & 2003

Broadview Networks Holdings, Inc. & Subs
Federal Form 1120 and applicable State corporate tax returns (currently open, not under audit)	2005

Tax Proceedings

Company	Jurisdiction	Type of Audit	Period
CoreComm New York, Inc.	NYC Department of Finance	NYC Excise Tax	6/1/2001 to 12/31/2003

CoreComm ATX, Inc.	FL Department of Revenue	Communications Services Tax	4/1/2005 to 9/30/2005

CoreComm Newco, Inc.	FL Department of Revenue	Communications Services Tax	12/1/2002 to 11/30/2005

CoreComm ATX, Inc.	Upper Merion Township	Business Privilege	1/1/2002 to 12/31/2004

CoreComm	Upper Merion Township	Business Privilege	1/1/2002 to 12/31/2004
Communications, Inc.

CoreComm ATX, Inc.	Richmond, VA	Utility User Tax	1/1/2002 to 12/31/2004

		Utility Consumption Tax	1/1/2002 to 12/31/2004

		E911 Surcharge Fee	1/1/2002 to 12/31/2004

		Right of Way Fee	1/1/2002 to 12/31/2004

		Franchise Fee	1/1/2002 to 12/31/2004

		Local Surcharge	1/1/2002 to 12/31/2004

CoreComm ATX, Inc.	Stafford, VA	Consumer Utility Tax	1/1/2004 to 3/31/2005

CoreComm ATX, Inc.	Philadelphia, PA	911 Fee	7/1/1999 to 6/30/2002

SCHEDULE 6.1(i)
ERISA plans
-	Broadview Networks Retirement Savings Plan

-	Travel Policy for the Employees of Broadview Networks and Subsidiaries dated July 1, 2002

-	Aetna Dental PPO Plan

-	Aetna Dental DMO Plan

-	Spectera Vision

-	Aetna Triple Option Medical Program

Plan/Individual	Type
Sun Life Assurance Company of Canada	Life Insurance, Short-Term Disability and Long-Term Disability

Blue Cross Personal Choice (base and high options)	Health insurance

Express Scripts Prescription Plans	Prescription Coverage

ING-Aetna Adviser Plus Program	401k Plan

CoreComm Tuition Reimbursement	Tuition reimbursement (max $5,250 per year)

Key Employee Severance Program	Program to Retain Key Employees

Amended and Restated Restricted Stock Plan and Participation Agreements	Restricted Stock Plan

Trion	Flexible Medical Spending Account

Trion	Dependent Care Spending Account

Fortis	Dental Insurance

Plan/Individual	Type
ATX Communications, Inc.	Commission Plan

ATX Communications, Inc.	Incentive Compensation Plan

ATX Communications, Inc.	Auto allowance program

ATX Communications, Inc.	Reimbursement of cell phone usage program

SCHEDULE 6.1(1)
Licenses
None

SCHEDULE 6.1(m)
Labor and Collective Bargaining Agreements
None

SCHEDULE 6.1(r)
Real Property
Broadview Networks Holdings, Inc.
Real Estate Leases

Street Address	Lessee
800 Westchester Avenue, 5th Floor, Rye Brook, NY 10573	Bridgecom International. Inc.
500 7th Avenue, NY, NY 10018	Broadview Networks Inc.
1065 Avenue of the Americas, NY, NY 10018	Bridgecom International. Inc.
63 W 38th Street, NY, NY 10018	Trucom Corporation
45-18 Court Square, Long Island City, NY 11101	Broadview Networks Holdings Inc.
37-18 Northern Blvd, Long Island City, NY 11101	Broadview Networks Inc.
41-20 39th St., Long Island City, NY 11104	Broadview Networks Inc.
744 Broad St, Newark, NJ 07102	Broadview Networks Holdings, Inc.
90 Merrick Avenue, East Meadow, NY 11554	Bridgecom International. Inc.
101 Merritt, 7 Corporate Park, Norwalk, CT 06851	Open Support Systems LLC
230 Congress St., Boston, MA 02110	Broadview NP Acquisition Corp.
500 Rutherford Ave., Charlestown, MA 02129	Broadview Networks Inc.
1250 Hancock St., Quincy, MA 02169	Broadview Networks Inc.
12 Corp. Woods Blvd, Albany, NY 12211	Broadview Networks Inc.
555 Broad Hollow Road, Melville, NY 11747	Broadview Networks Inc.
59 Maiden Lane, NY, NY 10038	Broadview Networks Inc.
601 W. 26th St., NY, NY 10001	Broadview Networks Inc.
224 Harrison St., Syracuse, NY 13202	Broadview Networks Inc.
400 Horsham, Horsham, PA 19044	Broadview Networks Inc.
128 Dorrance St Shakespeare Hall Providence, RI 02903	Broadview Networks Inc.
48 Sword Street Aubum, MA 01501	Broadview Networks Inc.
401 N. Broad St. Philadelphia, PA 19108	Broadview NP Acquisition Corp.
3928 Pender Dr., Fairfax, VA 22033	Broadview Networks Inc.
495 Aero Drive, Cheektowaga, NY 14225	Broadview Networks Inc.

ColloName	Address	City	State	Lessee	Collateral
Brighton — NWP Cage	12 WIRT ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Brookline — NWP Cage	41 MARION ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Braintree — NWP Cage	442 WASHINGTON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Brockton — NWP Cage	65 CRESCENT ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Boston — Back Bay — NWP Cage	41 BELVIDERE ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Back Bay	41 BELVIDERE ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Bowdoin	6 BOWDOIN SQ	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Bowdoin — NWP Cage	6 BOWDOIN SQ	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Franklin — NWP Cage	185 FRANKLIN ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Harrison — NWP Cage	8 HARRISON AVE	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Harrison	8 HARRISON AVE	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Burlington	1 BEDFORD ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Boston — Bent St — NWP Cage	210 BENT ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Cambridge — Ware St — NWP Cage	10 WARE ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Cambridge — Ware St	10 WARE ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Canton — NWP Cage	825 WASHINGTON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Dedham — NWP Cage	387 WASHINGTON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Dover — NWP Cage	57 SAINT THOMAS ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Dorchester — NWP Cage	174 ADAMS ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
East Boston — NWP Cage	40 SARATOGA ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Franklin — NWP Cage	MAIN & CRESENT	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Fall River — NWP Cage	326 N MAIN ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Framingham	141 UNION AVE	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Holyoke — NWP Cage	322 MAPLE ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Hyannis — NWP Cage	40 OCEAN ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Lowell — NWP Cage	115 APPLETON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Lawrence — NWP Cage	2 HAMPSHIRE ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Lexington — NWP Cage	73 WALTHAM ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Lynn/Nahant/Peabody	21 CITY HALL SQ	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Malden/Medford — NWP Cage	5 ELM ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment

ColloName	Address	City	State	Lessee	Collateral
Malden/Medford	5 ELM ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Marlboro — NWP Cage	2 MAPLE ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
North Hampton — NWP Cage	61 MASONIC ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
New Bedford — NWP Cage	390 ACUSHNET AVE	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Needham — NWP Cage	66 PICKERING ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Norwood — NWP Cage	85 VERNON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Natick — NWP Cage	56 EAST CENTRAL ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Newtown — NWP Cage	787 WASHINGTON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Newtown	787 WASHINGTON ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Quincy — NWP Cage	1070 HANCOCK ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Quincy	1070 HANCOCK ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Rockland — NWP Cage	86 WEBSTER ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Roxbury — NWP Cage	26 WAVERLY ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Salem — NWP Cage	35 NORMAN ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Stoughton — NWP Cage	862 WASHINGTON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Somerville — NWP Cage	111 CENTRAL ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Springfield — NWP Cage	295 WORTHINGTON ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Taunton — NWP Cage	11 PLEASANT ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Wakefield — NWP Cage	4 BENNETT ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Waltham — NWP Cage	36 Spring St	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Wellesley — NWP Cage	11 LAUREL AVE	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Winchester/Wobum — NWP Cage	954 MAIN ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Winchester/Wobum	954 MAIN ST	Charlestown	Massachusetts	Broadview Networks Inc.	network equipment
Worcester — NWP Cage	15 CHESTNUT ST	Charlestown	Massachusetts	Broadview NP Acquisition	network equipment
Concord — NWP Cage	12 SOUTH ST	Charlestown	New Hampshire	Broadview NP Acquisition	network equipment
Danvers — NWP Cage	63 HIGH ST	Charlestown	New Hampshire	Broadview NP Acquisition	network equipment
Manchester — NWP Cage	25 CONCORD ST	Charlestown	New Hampshire	Broadview NP Acquisition	network equipment
Nashua — NWP Cage	128 WEST PEARL ST	Charlestown	New Hampshire	Broadview NP Acquisition	network equipment
Portsmouth — NWP Cage	56 ISLINGTON ST	Charlestown	New Hampshire	Broadview NP Acquisition	network equipment
Salem — NWP Cage	128 NORTH BROADWAY	Charlestown	New Hampshire	Broadview NP Acquisition	network equipment

ColloName	Address	City	State	Lessee	Collateral
Hackensack	256 STATE ST	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Summit Ave	773 SUMMIT AV	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Morristown	37 MAPLE AV	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Passaic	133 PROSPECT ST	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Patterson	114 PATERSON ST	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Ridgewood	178 E RIDGEWOOD AV	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Union City	3414 NEW YORK AV	NY-132	New Jersey	Broadview Networks Inc.	network equipment
Guilderland	RT. 155 KARNER RD	Syracuse	New York	Broadview Networks Inc.	network equipment
State St	158 STATE ST	Syracuse	New York	Broadview Networks Inc.	network equipment
Washington Ave	1161 WASHINGTON	Syracuse	New York	Broadview Networks Inc.	network equipment
Amherst	2775 MILLERSPORT HWY	Syracuse	New York	Broadview Networks Inc.	network equipment
Babylon	30 LITTLE E NECK RD	NY-132	New York	Broadview Networks Inc.	network equipment
Bailey	2045 BAILEY AV	Syracuse	New York	Broadview Networks Inc.	network equipment
Elmwood	548 ELMWOOD	Syracuse	New York	Broadview Networks Inc.	network equipment
Franklin	65 FRANKLIN ST., 6TH FL	Syracuse	New York	Broadview Networks Inc.	network equipment
Hertel	935 HERTEL	Syracuse	New York	Broadview Networks Inc.	network equipment
Main	2743 MAIN ST	Syracuse	New York	Broadview Networks Inc.	network equipment
South Park	1861 S PARK AV	Syracuse	New York	Broadview Networks Inc.	network equipment
Brentwood	1265 SUFFOLK AVE	NY-132	New York	Bridgecom International, Inc.	network equipment
Brentwood — NWP cage	1265 SUFFOLK AVE	NY-132	New York	Broadview NP Acquisition	network equipment
Bay Shore	35 FOURTH AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Hamburg	141 Main St	Syracuse	New York	Broadview Networks Inc.	network equipment
Deer Park	80 W 1ST ST	NY-132	New York	Broadview Networks Inc.	network equipment
East Northport	706 FIRST AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Floral Park	159 LOWELL AVE	NY-132	New York	Bridgecom International, Inc.	network equipment
Farmingdale	575 CONKLIN ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Freeport	120 S GROVE ST	NY-132	New York	Broadview Networks Inc.	network equipment
Fairview Park — BCOM Cage	545 SAW MILL RIVER ROAD	NY-132	New York	Broadview Networks Inc.	network equipment
Garden City — BCOM cage	741 ZECKENDORF BLVD	NY-132	New York	Bridgecom International, Inc.	network equipment
Great Neck	9 BARSTOW RD	NY-132	New York	Broadview Networks Inc.	network equipment

ColloName	Address	City	State	Lessee	Collateral
Hicksville	69 WEST CHERRY ST	NY-132	New York	Broadview Networks Inc.	network equipment
Hamburg	141 Main St	Syracuse	New York	Broadview Networks Inc.	network equipment
Hempstead	199 FULTON AVE	NY-132	New York	Bridgecom International, Inc.	network equipment
Huntington-NWP Cage	80 W 4TH ST	NY-132	New York	Broadview NP Acquisition	network equipment
Huntington	80 W 4TH ST	NY-I32	New York	Broadview Networks Inc.	network equipment
Lindenhurst	565 S SECOND ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Lancaster	57 CENTRAL	Syracuse	New York	Broadview Networks Inc.	network equipment
Latham	529 TROY-SCHENECTADY ROAD	Syracuse	New York	Broadview Networks Inc.	network equipment
Levittown	3313 BETHPAGE TPKE	NY-132	New York	Broadview Networks Inc.	network equipment
Lynbrook	7 WASHINGTON AV	NY-132	New York	Broadview Networks Inc.	network equipment
Mineola	60 MAIN ST	NY-132	New York	Broadview Networks Inc.	network equipment
Mammaroneck — BCOM Cage	473 N BARRY AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Massapequa	5431 MERRICK ST	NY-132	New York	Broadview Networks Inc.	network equipment
Mount Vemon	45 S 6 AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Portage Road	574 PORTAGE RD	Syracuse	New York	Broadview Networks Inc.	network equipment
New Rochelle	342 HUGENOT ST	NY-132	New York	Broadview Networks Inc.	network equipment
14th St	355 14 ST	NY-132	New York	Broadview Networks Inc.	network equipment
71st St	7101 16TH AVE	NY-l32	New York	Broadview Networks Inc.	network equipment
77th St	7701 THIRD AV	NY-132	New York	Broadview Networks Inc.	network equipment
Albermale Rd	2177 ALVERMALE RD	NY-132	New York	Broadview Networks Inc.	network equipment
Avenue R	1101 AVENUE R	NY-132	New York	Broadview Networks Inc.	network equipment
Avenue U	2101 W 12TH ST	NY-132	New York	Broadview Networks Inc.	network equipment
Avenue Y	2885 OCEAN AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Bridge St	360 BRIDGE ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Clinton Ave	547 CLINTON AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Fairview Ave	680 FAIRVIEW AVE	NY-132	New York	Broadview Networks Inc.	network equipment
14th Ave	4101 FOURTEENTH AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Kenmore Pl	1421 OCEAN AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Williamsburg	55 MESEROLE ST	NY-132	New York	Broadview Networks Inc.	network equipment
2nd Ave — NWP cage	204 SECOND AVE	NY-132	New York	Broadview NP Acquisition	network equipment

ColloName	Address	City	State	Lessee	Collateral
2nd Ave	204 SECOND AVE	NY-132	New York	Bridgecom International, Inc.	network equipment
W 18th St — NWP Cage	210 W 18 ST	NY-132	New York	Broadview NP Acquisition	network equipment
W 18th St	210 W 18 ST	NY-132	New York	Broadview Networks Inc.	network equipment
E 30th St	227 E30 ST	NY-132	New York	Bridgecom International, Inc.	network equipment
E 30th St — NWP Cage	227 E30 ST	NY-132	New York	Broadview NP Acquisition	network equipment
W 36th St — NWP Cage	230 W 36 ST	NY-132	New York	Broadview NP Acquisition	network equipment
W 36th St	230 W 36 ST	NY-132	New York	Bridgecom International, Inc.	network equipment
E 37th St — NWP Cage	240 E 37 ST	NY-132	New York	Broadview NP Acquisition	network equipment
E 37th St	240 E 37 ST	NY-132	New York	Bridgecom International, Inc.	network equipment
W 42nd St — NWP Cage	1095 AVE OF THE AMERICAS	NY-132	New York	Broadview NP Acquisition	network equipment
W 42nd St	1095 AVE OF THE AMERICAS	NY-132	New York	Bridgecom International, Inc.	network equipment
W 50th St — NWP Cage	435 W 50TH ST	NY-132	New York	Broadview NP Acquisition	network equipment
W 50th St	435 W 50TH ST	NY-132	New York	Bridgecom International, Inc.	network equipment
E 56th St — NWP Cage	228 E 56 ST	NY-132	New York	Broadview NP Acquisition	network equipment
E 56th St	228 E 56 ST	NY-132	New York	Broadview Networks Inc.	network equipment
W 73rd St	125 W 73 ST	NY-132	New York	Broadview Networks Inc.	network equipment
E 79th St	208 E 79TH ST	NY-132	New York	Bridgecom International, Inc.	network equipment
E 97th St	151 E 97TH ST	NY-132	New York	Broadview Networks Inc.	network equipment
Broad St — NWP Cage	104 BROAD ST	NY-132	New York	Broadview NP Acquisition	network equipment
Broad St	104 BROAD ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Manhattan Ave	Manhattan Ave	NY-132	New York	Broadview Networks Inc.	network equipment
Varick St — NWP Cage	50 VARICK ST	NY-132	New York	Broadview NP Acquisition	network equipment
Varick St	50 VARICK ST	NY-132	New York	Broadview Networks Inc.	network equipment
West St — NWP Cage	140 WEST STREET	NY-132	New York	Broadview NP Acquisition	network equipment
West St	140 WEST STREET	NY-132	New York	Bridgecom International, Inc.	network equipment
Astoria	28-27 30 ST, ASTORIA	NY-132	New York	Broadview Networks Inc.	network equipment
Bayside	214-20 43 AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Forest Hills	107-15 70 RD, FOREST	NY-132	New York	Broadview Networks Inc.	network equipment
Flushing	137-34 NORTHERN BLVD	NY-132	New York	Broadview Networks Inc.	network equipment
Hollis	199-06 93 AV, HOLLIS	NY-132	New York	Broadview Networks Inc.	network equipment

ColloName	Address	City	State	Lessee	Collateral
JFK — BCOM Cage	BLDG 147, JFK INT’L AIRPORT	NY-132	New York	Bridgecom International, Inc.	network equipment
Jamaica	89-63 163RD ST	NY-132	New York	Bridgecom Intemational, Inc.	network equipment
Long Island City	11-31 46 RD, LONG ISL	NY-132	New York	Bridgecom Intemational, Inc.	network equipment
Laurelton	140-20 183RD ST	NY-132	New York	Broadview Networks Inc.	network equipment
Newtown	82-23 BROADWAY, ELMH	NY-132	New York	Broadview Networks Inc.	network equipment
115th Avenue	118-15 115TH ST	NY-132	New York	Broadview Networks Inc.	network equipment
Richmond Hill	87-28 109 ST, RICHMO	NY-132	New York	Broadview Networks Inc.	network equipment
Cruger	3050 CRUGER AVE	NY-132	New York	Bridgecom Intemational, Inc.	network equipment
Hoe Avenue — BCOM Cage	1106 HOE AVE	NY-132	New York	Bridgecom Intemational, Inc.	network equipment
Tiebout — BCOM Cage	2373 TIEBOUT AVE	NY-132	New York	Bridgecom Intemational, Inc.	network equipment
Tratman Ave	2411 TRATMAN AVE	NY-132	New York	Bridgecom Intemational, Inc.	network equipment
Patchogue	22 BAY AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Peekskill — BCOM Cage	1023 BROWN ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Plainview — NWP Cage	790 OLD COUNTRY RD	NY-132	New York	Broadview NP Acquisition	network equipment
Pleasantville — BCOM Cage	465 MARBLE AVE	NY-132	New York	Bridgecom International, Inc.	network equipment
Portchester	50 BROAD ST	NY-132	New York	Broadview Networks Inc.	network equipment
Ronkonkoma	100 PORTION RD	NY-132	New York	Broadview Networks Inc.	network equipment
Roslyn — NWP Cage	277 WARNER AVE	NY-132	New York	Broadview NP Acquisition	network equipment
Clinton St	133 CLINTON ST., 1ST FL	Syracuse	New York	Broadview Networks Inc.	network equipment
Smithtown	55 MAPLE AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Spring Valley	158 W CENTRAL AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Syosset — NWP Cage	88 IRA RD	NY-132	New York	Broadview NP Acquisition	network equipment
Electronic Blvd	423 ELECTRONICS BLVD	Syracuse	New York	Broadview Networks Inc.	network equipment
James St	3325 JAMES ST	Syracuse	New York	Broadview Networks Inc.	network equipment
State St	201 STATE ST., 3RD FL	Syracuse	New York	Broadview Networks Inc.	network equipment
Sayville	145 RAILROAD AVE	NY-132	New York	Broadview Networks Inc.	network equipment
Tonawanda	95 TREMONT ST NO T	Syracuse	New York	Broadview Networks Inc.	network equipment
Utica — Genesee	280 GENESEE ST	Syracuse	New York	Broadview Networks Inc.	network equipment
Westbury	220 MAPLE AV	NY-132	New York	Broadview Networks Inc.	network equipment
Woodmere — NWP Cage	108 FRANKLIN PL	NY-132	New York	Broadview NP Acquisition	network equipment

ColloName	Address	City	State	Lessee	Collateral
White Plains	111 MAIN ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Wantagh	2020 WANTAGH ST	NY-132	New York	Broadview Networks Inc.	network equipment
Union	1091 UNION RD EBENEZ	Syracuse	New York	Broadview Networks Inc.	network equipment
Williamsville	46 N CAYUGA RD	Syracuse	New York	Broadview Networks Inc.	network equipment
Yonkers	40 MAIN ST	NY-132	New York	Bridgecom International, Inc.	network equipment
Ambler	20 N SPRING GARDEN S	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Churchville	1518 BUSTLETON PIKE	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Eddington	2920 FOREST AV	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Hatboro	29 E MORELAND AV	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Jenkingtown	100 GREENWOOD AV	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
King of Prussia	540 ALLENDALE RD.	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Norristown	BLDG 400 DEKALB	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Paoli	125 CIRCULAR AV	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Jefferson	4808 LEIPER ST	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Market	900 RACE ST	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Orchard	2210 LOTT AVE	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Regent	2514 EMERALD ST	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Wayne	300 W LANCASTER AV	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
West Chester	401 S HIGH ST	Horsham	Pennsylvania	Broadview Networks Inc.	network equipment
Cranston — NWP Cage	56 PHENIX AVE	Charlestown	Rhode Island	Broadview NP Acquisition	network equipment
East Providence—NWP Cage	789 NORTH BROADWAY	Charlestown	Rhode Island	Broadview Networks Inc.	network equipment
Newport — NWP Cage	20 BULL ST	Charlestown	Rhode Island	Broadview NP Acquisition	network equipment
Providence_Broad—NWP Cage	1096 BROAD ST	Charlestown	Rhode Island	Broadview Networks Inc.	network equipment
Providence_Washington—NWP Cage	234 WASHINGTON ST	Charlestown	Rhode Island	Broadview NP Acquisition	network equipment
Pawtucket — NWP Cage	85 HIGH ST	Charlestown	Rhode Island	Broadview NP Acquisition	network equipment
Woonsocket — NWP Cage	199 CLINTON ST	Charlestown	Rhode Island	Broadview NP Acquisition	network equipment
Warwick — NWP Cage	2527 WEST SHORE RD	Charlestown	Rhode Island	Broadview NP Acquisition	network equipment

DATE OF
LESSOR	LEASE	NOTICE ADDRESS	LEASE PREMISES
Liberty Property		65 Valley Stream Rd Ste 100	2100 Renaissance Blvd. King of
Limited Partnership	8/8/2003	Malvern PA 19355	Prussia, PA 19406

		3265 Sunset Lane	3275 Sunset Lane

Robert E. Tramo Co,	3/9/2004	Hatboro, PA	Hatboro, PA

Central Camden Parkade
Building
		518 Market ST, PO Box 743,	518 Market St.
Parkade Management 2	1/1/2002	Camden NJ 08101	Camden NJ

Franklin Allentown		PO Box 1487, Blue Bell PA	1275 Glenlivet Drive, Suite
Associates LP	8/2/2001	19422	300, Allentown PA 18106

Evergreen Center
Szeles Investment co Ltd		5112 Lancaster St, Harrisburg PA	101 Erford Road
	10/1/2000	17111	Camp Hill PA 17011

Cromwell Center

		5720 Executive Drive	809 Gleneagles Court

MIE Properties, INC.	8/17/1998	Baltimore, MD 21228	Towson, MD 21286

		4 Brighton Rd, Suite 20, Clifton	900 Route 9 North 2nd Floor
Plaza 9 Assoc LP	7/17/2000	NJ 07012	Woodbridge NJ

100 Century Parkway Century
Interexchange 4 Assoc LP		1 Belmont Ave, #401, Bala	Corporate Center Mount Laurel
	7/15/2000	Cynwyd PA 19004	Township NJ

		PO Box 406415, Atlanta GA	220 Continental Drive Newark
Atapco Christina Inc	7/19/1999	30384	DE 19713

Callowhill			401 N Broad St, Phila PA
management	6/1/1998	401 N Broad St, Phila PA 19108	19108[1]

200 E. Campus View Blvd,
		200 E. Campus View Blvd,	Suite 200, Columbus, Ohio
Executive Office Place	2/27/2006	Columbus, Ohio 43235	43235

[1]	Lease renewed on July 21, 2006 for ten years as of August 1, 2006.

DATE OF
LESSOR	LEASE	NOTICE ADDRESS	LEASE PREMISES
		c/o UCH PO Box 1524, Bryn	2400 Walnut Street
Walnut Bridge Assoc	1/2/1993	Mawr PA 19010	Philadelphia PA

One Technology Center, TX-13,
WilTel		100 South Cincinnati, Tulsa,
Communications, Inc.	12/22/2005	Oklahoma 74103	60-month capacity IRU

			Zip
Street Address	City	State	Code
38 W CHURCH ST	BLACKWOOD	NJ	8012
10 TANSBORO RD	BERLIN	NJ	8009
446 HIGH ST	BURLINGTON	NJ	8016
588 HADDON AV	COLLINGSWOOD	NJ	8108
12 N SEVENTH ST	CAMDEN	NJ	8104
2501 CHURCH RD	CHERRY HILL	NJ	8002
1606 PENNINGTON RD	EWINGVILLE -MERCER	NJ	8618
N DELSEA DR & FOCER	GLASSBORO	NJ	8028
1190 MARKET ST	GLOUCESTER CITY	NJ	8030
35 S HADDON AV	HADDONFIELD	NJ	8033
29 BROADWAY	LAUREL SPRINGS	NJ	8021
10 MAPLE AV	MARLTON	NJ	8053
2360 NOTTINGHAM WY	MERCERVILLE	NJ	8619
105 E MAIN ST	MOORESTOWN-BURLINGTO	NJ	8057
138 WASHINGTON RD	PENNS NECK	NJ	8540
239 NASSAU ST	PRINCETON	NJ	8540
243 E STATE ST	TRENTON	NJ	8608
100 S SIXTH ST	VINELAND	NJ	8360
30 CURTIS AV	WOODBURY	NJ	8096
95 WILLIAM ST	NEWARK	NJ	7102
723 LINDEN ST	ALLENTOWN	PA	NONE
20 N SPRING GARDEN S	AMBLER	PA	19002
116 E LANCASTER	ARDMORE	PA	19003

			Zip
Street Address	City	State	Code
321 LEVERING MILL R	BALA-CYNWYD	PA	19004
525 N NEW ST	BETHLEHEM	PA	NONE
220 POND ST	BRISTOL	PA	19007
1102 LANCASTER AV	BRYNMAWR	PA	19010
1518 BUSTLETON PIKE	CHURCHVILLE	PA	18966
181 NORTH LN	CONSHOHOCKEN	PA	19428
255 UNION ST	DOYLESTOWN	PA	18901
2920 FORREST AV	EDDINGTON	PA	NONE
30 S CHESTER PIKE	GLENOLDEN	PA	19036
29 E MORELAND AV	HATBORO	PA	19040
100 GREENWOOD AV	JENKINTOWN	PA	19046
540 ALLENDALE RD.	KING OF PRUSSIA	PA	19406
9225 W CHESTER PIKE	KIRKLYN	PA	19082
31 S MEDIA LINE RD	LARCHMONT	PA	NONE
100 S BROAD ST	LANSDALE	PA	19446
48-56 N LANSDOWNE A	LANSDOWNE	PA	19050
1625 NEWPORT GAP P	MARSHALLTON	DE	NONE
BLDG 400 DEKALB	NORRISTOWN	PA	NONE
1 WASHINGTON ST	NEWARK	DE	19711
125 CIRCULAR AV	PAOLI	PA	19301
8318 GERMANTOWN A	PHILADELPHIA	PA	19118
2000 S BROAD ST	PHILADELPHIA	PA	19145
3810 CHESTNUT ST	PHILADELPHIA	PA	19108
4808 LEIPER ST	PHILADELPHIA	PA	19124

			Zip
Street Address	City	State	Code
1631 ARCH ST	PHILADELPHIA	PA	19103
991 PEIFFERS LANE	HARRISBURG	PA	17111
7180 CHARLES ST	PHILADELPHIA	PA	19135
2210 LOTT AVE	PHILADELPHIA	PA	19115
423 S 17TH ST	PHILADELPHIA	PA	19146
7254 RISING SUN AV	PHILADELPHIA	PA	19111
235 KING ST	POTTSTOWN	PA	19464
900 BALTIMORE PIKE	SPRINGFIELD-DELAWARE-	PA	19064
50 BRIMFIELD RD	TROOPER	PA	19401
7901 NEW FALLS RD	TULLYTOWN	PA	19007
300 W LANCASTER AV	WAYNE	PA	19087
401 S HIGH ST	WEST CHESTER	PA	19380
229 OLD YORK RD	WILLOW GROVE	PA	19090
901 TATNALL ST	WILMINGTON	DE	19801
1045 WISC AV NW	WASHINGTON	DC	20007
323 N CHARLES ST	BALTIMORE	MD	21201

SCHEDULE 6.1(u)
Litigation
None

SCHEDULE 9.1
Indebtedness and Guaranty Obligations
Capital Leases
June 30, 2006

Principal Outstanding
Current
Creditor	Asset	Portion	Long Term Portion	Total
VAResuources	Computer Equipment	8, 324	—	8, 324

Leaf Financial	Computer Equipment	6, 308	—	6, 308

Irwin Business Financial	Computer Equipment	1, 871	—	1, 871

Axis	Office Backup Systems	22, 585	47, 772	70, 357

Broadband	Network Equipment	310, 167	426, 549	736, 716

Comdisco	Network Equipment	1, 323, 404	—	1, 323, 404

Enterprise	Automobiles	317, 272	225, 643	542, 915

Fortran	Office Backup Systems	51, 154	28, 767	79, 921

Insight	Network Equipment	45, 909	41, 232	87, 141

Performance	Office Backup Systems	12, 192	49, 649	61, 841

Relational	Network Equipment	247, 147	2, 035, 217	2, 282, 364

		2, 346, 332	2, 854, 830	5, 201, 161

Senior Subordinated Debt
The Company has raised additional senior subordinated debt from certain of the existing equity holders of the Company. The total senior subordinated debt balance at June 30, 2006 was $63,528. In general, the terms of the senior subordinated debt include an interest rate of 12% until December 31, 2008 at which point it increases to 15% until the stated maturity date of December 31, 2009.

		Type of	Amount as of
Debtor	Beneficiary	Obligation	September 29, 2006
ATX Communications, Inc.	Limited Property Limited Partnership	Letter of Credit	$492,500.00
ATX Communications, Inc.	Delaware Public Service Commission	Letter of Credit	$50,000.00
ATX Communications, Inc.	Tennessee Regulatory Authority	Letter of Credit	$20,000.00
ATX Communications, Inc.	Vermont Public Service Board	Letter of Credit	$10,000.00
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$120,000.00
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$180,000.00
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$4,340,000.00
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$2,740,000.00
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$20,000.00

		Type of	Amount as of
Debtor	Beneficiary	Obligation	September 29, 2006
Inc.	Corporation	Credit
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$90,000.00
ATX Communications, Inc.	Leucadia National Corporation	Verizon Letter of Credit	$312,000.00
Leucadia Letters of Credit

Beneficiary Name	Outstanding Amount as of April 30, 2006
VERIZON NEW YORK, INC.	$120,000.00
VERIZON WASHINGTON D.C., INC.	$180,000.00
VERIZON PENNSYLVANIA INC.	$4,340,000.00
VERIZON NEW JERSEY INC.	$2,740,000.00
VERIZON DELAWARE INC.	$20,000.00
VERIZON VIRGINIA INC.	$90,000.00
VERIZON MARYLAND INC.	$312,000.00

SCHEDULE 9.2
Existing Liens

		Type of	Amount as of
Debtor	Beneficiary	Obligation	September 29, 2006
ATX Communications, Inc.	Limited Property Limited Partnership	Letter of Credit	$492,500.00

ATX Communications, Inc.	Delaware Public Service Commission	Letter of Credit	$50,000.00

ATX Communications, Inc.	Tennessee Regulatory Authority	Letter of Credit	$20,000.00

ATX Communications, Inc.	Vermont Public Service Board	Letter of Credit	$10,000.00

SCHEDULE 9.3
Existing Loans, Advances and Investments
Securities Accounts
None
Certificated Securities

			Certificate
	Issuer	Shareholder	No.	No. of Shares
1.	Voyager Data	CoreComm-Voyager,
	Services, Inc.	Inc.	2	1,000

2.	CCL Historical
	Wisconsin, Inc.
	(formerly CoreComm
	Wisconsin, Inc.)	CoreComm Newco, Inc.	2	1,500
Partnerships / LLC interests

None

SCHEDULE 9.8
Transactions with Affiliates
-	Wholesales Services Agreement between Bridgecom International, Inc. and Trucom Corporation

-	Wholesales Services Agreement between Bridgecom International, Inc. and Broadview Networks, Inc.

-	Broadview Networks Holdings, Inc. will pay to MCG Capital and Baker Capital a 2% conversion fee upon conversion of all of the notes existing under the notes purchase agreement dated January 14, 2005, as amended.

Counter Party	Type	Date
Stockholders of ATX Communications, Inc. and Leucadia National Corporation	Stock Purchase Agreement	6/26/2006